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                    CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-19011 and No. 333-71373) of Microvision, Inc. of our report dated March 20, 2000 appearing in this Form 10-K.


PricewaterhouseCoopers LLP
Seattle, Washington
March 28, 2000